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                                                                EXHIBIT 10(u)(8)

                               FIRST AMENDMENT TO
                   RELIANT ENERGY, INCORPORATED SAVINGS TRUST

                  THIS AGREEMENT is made, effective this 4th day of October, 2002, by and between CENTERPOINT ENERGY, INC., a Texas corporation (the "Company"), and THE NORTHERN TRUST COMPANY, an Illinois corporation (the "Trustee");

                  WHEREAS, the Company and the Trustee entered into the Reliant Energy, Incorporated Savings Trust, as amended and restated effective April 1, 1999, a trust agreement (the "Trust"); and

                  WHEREAS, the Company and the Trustee desire to amend the Trust, pursuant to Section 10.4;

                  NOW, THEREFORE, effective as of the dates specified below, the sections of the Trust set forth below are amended as follows:

                  1. Effective as of September 30, 2002, the definition of "Affiliated Corporation" in Section 1.1 of the Trust is hereby amended in its entirety to read as follows:

                  "AFFILIATED CORPORATION: The Company and any corporation in which the shares owned or controlled directly or indirectly by the Company shall represent 50% or more of the voting power of the issued and outstanding capital stock of such corporation."

                  2. Effective as of September 30, 2002, the definition of "Company" in Section 1.1 of the Trust is hereby amended in its entirety to read as follows:

                  "COMPANY: Prior to August 31, 2002, Reliant Energy, Incorporated, a Texas corporation, and on and after August 31, 2002, CenterPoint Energy, Inc., a Texas corporation, or a successor to CenterPoint Energy, Inc."

                  3. Effective as of September 30, 2002, Section 1.1 of the Trust is hereby amended by adding the following new definition of "Distribution Date":

                  "DISTRIBUTION DATE: September 30, 2002, which is the date upon which the Company distributes all of its shares of RRI Stock to its stockholders."

                  4. Effective as of September 30, 2002, Section 1.1 of the Trust is hereby amended by adding the following new definition of "Resources":

                  "RESOURCES:  Reliant Resources, Inc., a Delaware corporation."

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                  5.       Effective as of September 30, 2002, Section 1.1 of
the Trust is hereby amended by adding the following new definition of "RRI
Stock":

                  "RRI STOCK: The common stock of Resources, which shares prior to the Distribution Date are 'qualifying employer securities' within the meaning of Section 409(l) of the Code and Section 407(d)(5) of ERISA."

                  6.       Effective as of September 30, 2002, paragraph (b)
Section 4.2 of the Trust is hereby amended by adding the following new paragraph at the end thereof:

                           "Notwithstanding any provision of this Trust to the
                  contrary, with respect to all RRI Stock received as a dividend in the unallocated portion of the ESOP Fund, the Committee shall appoint an Investment Manager for purposes of liquidating such RRI Stock and for purposes of reinvesting such proceeds into Company Stock. Such Investment Manager shall acknowledge in writing delivered to the Committee that it is a fiduciary with respect to the RRI Stock or other assets allocated thereto. The Trustee shall act with respect to such RRI Stock or other assets allocated to such Investment Manager only as directed by the Investment Manager. The Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote, any RRI Stock or other assets allocated to such Investment Manager, except as directed by the Investment Manager thereof."

                  7. Effective as of September 30, 2002, Section 4.2 of the Trust is hereby amended (i) by redesignating paragraph "(l)" as "(f)," and all affected references are hereby amended accordingly, and (ii) by adding the following new paragraph (g) to Section 4.2:

                           "(g)     RRI Stock Fund. Contributions are to be
                  invested and reinvested in RRI Stock (which the Trustee shall purchase as soon as practicable when it holds funds available for that purpose), either (i) in the open market or (ii) privately from Resources at a price per share equal to the closing price of said share on the New York Stock Exchange on the day of the purchase, it being understood that shares purchased from Resources may either be treasury shares or authorized but unissued shares, if Resources shall make such shares available for the purpose, and that the Trustee, in its discretion, may refrain from making purchases of shares of RRI Stock whenever it deems such refraining to be necessary to prevent undue trading impact on the price of the RRI Stock. At the time the Trustee makes open market purchases of RRI Stock, the Trustee will either (i) be an `agent independent of the issuer' as that term is defined in Rule 10(b)(18) of the Exchange Act or (ii) make such open market purchases in accordance with the provisions, and subject to the restrictions, of Rule 10(b)(18) of the Exchange Act. Except in the case of fractional shares received in a stock dividend, stock split, or other recapitalization, or as necessary to make any distribution or payment from the Trust Fund or transfers among the Investment Funds, the Trustee shall

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                  have no power or duty to sell or otherwise dispose of any RRI
                  Stock acquired for the RRI Stock Fund. Notwithstanding the foregoing, from and after the Distribution Date, the RRI Stock Fund shall be a 'frozen fund' for which no subsequent purchases of RRI Stock shall be made. The Trustee shall not be required to advance funds to make any transfers or distributions from the RRI Stock Fund. Any dividends received in the RRI Stock Fund from and after the Distribution Date shall be retained in cash pending direction from the Committee. Any cash held by the Trustee from time to time in the RRI Stock Fund may be invested in the collective short term investment fund of the Trustee. All RRI Stock held in the RRI Stock Fund shall be voted or tendered, as applicable, by the Trustee, in its sole discretion. No provision of this paragraph (g) shall prevent the Trustee from taking any action relating to its duties under this paragraph (g) if the Trustee determines in its sole discretion that such action is necessary in order for the Trustee to fulfill its fiduciary responsibilities under ERISA."

                  8. Effective as of September 30, 2002, Section 6.7 of the Trust is hereby amended by adding the following new paragraph to the end thereof:

                  "Except for the short-term investment of cash, the Company has limited the investment power of the Trustee in the RRI Stock Fund to the retention and sale of RRI Stock. The Trustee shall not be liable for the retention or sale of RRI Stock in accordance with the provisions of Section 4.2 hereof and the Company (which has the authority to do so under the laws of the state of its incorporation) agrees to indemnify The Northern Trust Company from any liability, loss and expense, including reasonable legal fees and expenses which The Northern Trust Company may sustain by reason of the retention or sale of RRI Stock in accordance with the provisions of Section 4.2 hereof; provided, however, that the foregoing liability and indemnification provisions shall not apply to the extent that such liability, loss or expense arises from the Trustee's willful misconduct, bad faith or negligence in carrying out its ministerial functions under Section 4.2. This paragraph shall survive the termination of this Trust."

                  9. Effective as of October 2, 2002, the name of the Trust is hereby amended to be the "CenterPoint Energy, Inc. Savings Trust," and all references to the Trust are amended accordingly, and the definition of "Trust" in Section 1.1 of the Trust is hereby amended in its entirety to read as follows:

                  "TRUST: The CenterPoint Energy, Inc. Savings Trust,as amended and restated effective April 1, 1999, and as the same may hereafter be amended from time to time (formerly the Reliant Energy, Incorporated Savings Trust prior to October 2, 2002)."

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                  10.      Effective as of October 2, 2002, the definition of
"Plan" in Section 1.1 of the Trust is hereby amended in its entirety to read as follows:

                  "PLAN:   The CenterPoint Energy, Inc. Savings Plan, as amended
         and restated effective April 1, 1999, and as the same may hereafter be amended from time to time (formerly the Reliant Energy, Incorporated Savings Plan prior to October 2, 2002)."

                  IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and attested to by their respective officers, in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on the day and year first written above.

                                      CENTERPOINT ENERGY, INC.

                                      By: /s/ DAVID M. MCCLANAHAN
                                         ---------------------------------------
                                         David M. McClanahan
                                         President and Chief Executive Officer

/s/ RUFUS S. SCOTT
----------------------------
Assistant Secretary

                                      THE NORTHERN TRUST COMPANY

                                      By: /s/ [ILLEGIBLE]
                                         ----------------------

                                      Its:    [ILLEGIBLE]
                                          ---------------------

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